UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 16, 2010

Desert Capital REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

0-51344	20-0495883
(Commission File Number)	(IRS Employer Identification No.)

1291W. Galleria Drive, Suite 200, Henderson, Nevada	89014
(Address of Principal Executive Offices)	(Zip Code)

(800) 419-2855
(Registrant's Telephone Number, Including Area Code)

NONE.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

Attached to this Form 8-K as Exhibit 99.1 is a copy of a letter to be mailed to the stockholders of Desert Capital REIT, Inc. (the “Company”) on or about December 17, 2010 in connection with, among other things, (i) the Company’s estimate of the value of a share of its common stock, and (ii) the Company’s statement that it expresses no opinion and is remaining neutral as to whether the Company’s stockholders should tender their shares in connection with an unsolicited tender offer for less than 5% of its common stock, which correspondence is incorporated by reference in its entirety into this report.

The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01                       Financial Statements and Exhibits

(d)           Exhibits

The following Exhibit is included with this Report:

99.1	Letter to stockholders of Desert Capital REIT, Inc.

Certain matters discussed in this report are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are those that are not historical in nature.  They can often be identified by their inclusion of words such as “will,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend” and similar expressions.  Any projection of revenues, earnings or losses, capital expenditures, distributions, capital structure or other financial terms is a forward-looking statement.  Similarly, statements that describe the Company’s future plans, objectives or goals are also forward-looking statements.  The Company’s forward-looking statements are based upon its management’s beliefs, assumptions and expectations of its future operations and economic performance, taking into account the information currently available.  Forward-looking statements involve risks and uncertainties, some of which are not currently known to the Company and are beyond its control, that might cause the Company’s actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition the Company expresses or implies in any forward-looking statements.  Some of the important factors that could cause the Company’s actual results, performance or financial condition to differ materially from expectations are: economic conditions impacting the real estate market and credit markets; changes in interest rates; its ability to sell assets; its continued inability to obtain liquidity; additional impairments on its assets; its inability to restructure its obligations under its junior subordinated notes; and, although management believes the proposed method of operations will be in conformity with the requirements for qualification as a REIT, the Company cannot assure you that it will qualify as a REIT or, if so qualified, will continue to qualify as a REIT.  Its failure to qualify or remain qualified as a REIT could have material adverse effect on the Company’s performance and your investment.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the events described by the Company’s forward-looking statements might not occur.  The Company qualifies any and all of its forward-looking statements by these cautionary factors.  For a more detailed description of the risks affecting the Company’s financial condition and results of operations, see “Risk Factors” in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission, which is available on the Company’s website at www.desertcapitalreit.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DESERT CAPITAL REIT, INC.

	By:	/s/ Todd B. Parriott
Todd B. Parriott
Date: December 16, 2010		Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to stockholders of Desert Capital REIT, Inc.